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                                                                    Exhibit 3(c)

Microfilm Number              Filed with the Department of State on Oct - 1 1997
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Entity Number 684055                      [SIGNATURE APPEARS HERE]
             -------------                --------------------------------------
                                          Secretary of the Commonwealth


             ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)


      In compliance with the requirements of 15 Pa.C.S (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:  C-Tec Corporation
                                  ---------------------------------------------

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2. The (a) address of this corporation's current registered office in this
   Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 800 Route 309, Dallas, Pennsylvania 18612-9799, Luzerne County
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       Number and Street     City     State    Zip      County

   (b) c/o:
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           Name of Commerical Registered Office Provider           County

   For a corporation represented by a commerical registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and offical publication purposes.

3. The statute by or under which is was incorporated is: Pennsylvania Business
                                                         -----------------------
   Corporation Law
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4. The date of its incorporation is: March 2, 1979
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5. (Check, and if appropriate complete, one of the following):

      The amendment shall be effective upon filing these Articles of Amendment --- in the Department of State.

   X  The amendment shall be effective on October 10, 1997
  ---                                     ---------------- -------------------
                                                Date
6. (Check one of the following):

      The amendment was adopted by the shareholders (for members) pursuant to --- 15 Pa.C.S. (S) 1914(a) and (b).

   X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. --- (S) 1914(c).

7. (Check, and if appropriate complete, one of the following):

   X The amendment adopted by the corporation, set forth in full, is as --- follows:

    RESOLVED, that the Articles of Incorporation be amended by changing the FIRST article thereof so that, as amended, said Article shall be and read as follows:

    1. The name of the corporation is:  Commonwealth Telephone Enterprises, Inc.




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   ___The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

B. ___The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 1st day of October, 1997.



                                        C-Tec Corporation
                                        ------------------------------------
                                               (Name of Corporation)

                                        BY:  [SIGNATURE APPEARS HERE]
                                           ---------------------------------
                                                   (Signature)

                                        TITLE: Sr. Vice President
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